Virtus High Yield Fund,

a Series of Virtus Opportunities Trust

Supplement dated December 21, 2011 to the Summary Prospectus and Statutory Prospectus,

each dated January 31, 2011, as supplemented

THIS SUPPLEMENT SUPERCEDES THE SUPPLEMENT DATED DECEMBER 21, 2011 TO THE ABOVE-REFERENCED PROSPECTUSES. THIS SUPPLEMENT CORRECTS THE DESCRIPTION OF THE DOCUMENTS TO WHICH APPLIES AS IT APPEARED IN THE PRIOR SUPPLEMENT.

IMPORTANT NOTICE TO INVESTORS

Effective December 21, 2011, a number of modifications affecting the Virtus High Yield Fund have taken place. These changes are described more fully below.

•	The fund’s portfolio management strategies have been modified.

Accordingly, the disclosure under “Principal Investment Strategies” in the fund’s summary prospectus and in the summary section of the fund’s statutory prospectus is hereby replaced with the following:

The fund is appropriate for investors seeking diversification and the potential rewards associated with investing in high-yield fixed income securities. High-yield fixed income securities are those that are rated below investment grade. The subadviser uses an investment process that focuses on adding value through issue selection, sector/industry selection and opportunistic trading. The fund will generally overweight those sectors and industries where the subadviser identifies well-valued companies whose business profiles are viewed to be improving. The subadviser attempts to maintain the duration of the fund at a level similar to that of its style benchmark, the Barclay’s Capital U.S. High Yield 2% Issuer Capped Index. Under normal circumstances, the fund invests at least 80% of its assets in high yield fixed income securities.

Under “Principal Investment Strategies” on page 99 of the fund’s statutory prospectus, the second bullet in the second paragraph is hereby replaced with the following:

•	The subadviser considers credit research an integral component of its high yield investment process. The manager invests across the credit rating spectrum.

•

The caption “Portfolio Manager” is changed to “Portfolio Managers” in the fund’s summary prospectus and in the summary section of the fund’s statutory prospectus and the following disclosure hereby replaces the current disclosure:

•

David L. Albrycht, CFA, Chief Investment Officer – Multi-Sector Fixed Income Strategies and Senior Portfolio Manager at Newfleet, is a manager of the fund. Mr. Albrycht has been Portfolio Manager since December 2011.

•	Kyle A. Jennings, CFA, Managing Director at Newfleet, is a manager of the fund. Mr. Jennings has been Portfolio Manager since December 2011.

•

Certain of the risks associated with the fund’s Principal Investment Strategies have changed. Accordingly, the table under “More Information About Risks Related to Principal Investment Strategies” on page 108 is hereby modified by adding an “x” in the following rows, thereby indicating that the named risk applies to the fund: Foreign Investing, Currency Rate and Emerging Market Investing.

•	The table under “Newfleet” (as renamed by previous supplement) on page 124 regarding portfolio managers is amended by replacing the row pertaining to the fund with the following:

Virtus High Yield Fund	David L. Albrycht, CFA (since December 2011) Kyle A. Jennings, CFA (since December 2011)

•	The narrative under the table is amended by adding the following:

David L. Albrycht, CFA. Mr. Albrycht is Chief Investment Officer – Multi-Sector Fixed Income Strategies and Senior Portfolio Manager at Newfleet (since June 2011). Prior to joining Newfleet, he was Executive Managing Director (2008 to 2011) and Vice President (2005 to 2008), Fixed Income, of Goodwin Capital Advisers, Inc. (“Goodwin”). Previously, he was associated with VIA, at which time it was an affiliate of Goodwin. He managed fixed income portfolios for Goodwin affiliates since 1991. Mr. Albrycht also manages several fixed income mutual funds and variable investment options; he is co-manager of the Virtus Total Return Fund, a closed-end fund.

Kyle A. Jennings, CFA. Mr. Jennings is Managing Director (since June 2011). Prior to joining Newfleet, Mr. Jennings was Managing Director of Goodwin. Previously, he was associated with VIA, formerly an affiliate of Goodwin, and has been a member of the corporate credit research team since 1998. He is the sector manager for the leveraged loan sector of the multi-sector fixed income strategies of Newfleet. He has 17 years of investment experience.

•

The table under “Additional Investment Techniques” on page 128 is hereby modified by adding an “x” to the following rows, thereby indicating that the named technique may be used by the fund: Mutual Fund Investing and Variable Rate, Floating Rate or Variable Amount Securities. Additionally, the “x” in each of the following rows is hereby removed, thereby indicating that the named techniques are no longer “additional investment techniques” of the fund: Foreign Investing and Mortgage-Backed and Asset-Backed Securities.

All other disclosure concerning the fund, including fees and expenses, remains unchanged.

Investors should retain this supplement with the Summary Prospectus and the Statutory Prospectus for future reference.

VOT 8020/HYF PM&StratChanges (12/2011)